Exhibit 10.17
CONSENT AND AMENDMENT NO. 2
dated as of September 14, 2006
          Reference is made to the Second Lien Senior Secured Credit Agreement dated as of December 30, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, including by Consent and Amendment No. 1 dated May 19, 2006, the “Credit Agreement”; the terms defined therein, unless otherwise defined herein, being used herein as therein defined) among TRIPLE CROWN MEDIA, LLC, as borrower (the “Borrower”), TRIPLE CROWN MEDIA, INC., as parent and a guarantor (the “Parent”), the subsidiary guarantors named therein, the several banks and other financial institutions or entities from time to time party thereto, as lenders (the “Lenders”), WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Administrative Agent”), WACHOVIA CAPITAL MARKETS, LLC and BANC OF AMERICA SECURITIES LLC, as Joint Bookrunners and Joint Lead Arrangers, and BANK OF AMERICA, N.A., as Syndication Agent.
PRELIMINARY STATEMENTS:
          The Borrower, the Parent and the Required Lenders have agreed to amend and otherwise modify the Credit Agreement, all on and subject to the terms of this Consent and Amendment No. 2.
          NOW, THEREFORE, it is hereby agreed, subject to the terms and conditions stated below, effective as of the Amendment No. 2 Effective Date (as defined below) as follows:
          SECTION 1. Consents. (a) The Lenders hereby agree, and are deemed to consent, to the amendments to the First Lien Facilities, as set forth on Annex I hereto as set forth therein.
          (b) The Lenders hereby consent to the acquisition of the Acquired Business (as defined in Section 2 below) pursuant to the Acquired Business Purchase Agreement (as defined in Section 2 below) by the Parent, provided that (i) all of the requirements set forth in Section 5.02(f)(vii) applicable to an acquisition by the Borrower shall be complied with by the Parent with respect to the acquisition of the Acquired Business, except that (A) total cash and noncash consideration not to exceed $6,500,000 may be paid therefor on the Acquired Business Acquisition Date (as defined in Section 2 below) (subject to working capital adjustments in accordance with the Acquired Business Purchase Agreement) and future cash payments not exceeding in the aggregate 10% of the net operating income of the Acquired Business may be paid as required pursuant to the Acquired Business Purchase Agreement, (B) the line of business of the Acquired Business may be a collegiate sports marketing business and (C) the Parent may provide the certificate required pursuant to Section 5.02(f)(vii)(F) up to three Business Days prior to the Acquired Business Acquisition Date, (ii) the Parent and the Borrower shall not enter into or permit any amendment which would increase the consideration payable by the Parent or any other material amendment or other material modification or supplement to the Acquired Business Acquisition Agreement without the prior written consent of the Required Lenders, (iii) the acquisition of the Acquired Business shall have been consummated in accordance with the material terms of the Acquired Business Purchase Agreement and the Parent shall not have waived or modified any material condition to the closing of the transactions contemplated by the Acquired Business Purchase Agreement, (iv) upon consummation of the closing of the transactions contemplated by the Acquired Business Purchase Agreement, (A) the Acquired Business shall have no Debt and (B) there shall be no Liens on any assets or properties of the Acquired Business, other than Liens expressly permitted by the Loan Documents but which are not Liens of the kind described in clause (k) of the definition of Permitted Liens unless separately expressly permitted by another provision of the Loan Documents, and (v) after the Acquired

Business Acquisition Date and upon a request made by the Administrative Agent, the Parent and the Borrower shall cause all of the Equity Interests of the Acquired Business to be transferred from the Parent to the Borrower pursuant to documentation reasonably acceptable to the Administrative Agent provided, that such transfer shall not violate the terms or require any consent under any material agreement to which the Acquired Business is a party as of the date hereof.
          SECTION 2. Amendments to Credit Agreement. (a) Section 1.01 of the Credit Agreement is hereby amended, for the period from and after the Amendment No. 2 Effective Date, by deleting the definition of “Applicable Margin” in its entirety and substituting, in lieu thereof, the following:
“‘Applicable Margin’ means (a) 8.50% per annum for Base Rate Advances and 9.50% per annum for Eurodollar Rate Advances at all times when the ratings assigned by S&P and Moody’s to the obligations of the Borrower under the Loan Documents are at least CCC+ and B3, respectively, and (b) 9.00% per annum for Base Rate Advances and 10.00% per annum for Eurodollar Rate Advances at all times when the ratings assigned by S&P or Moody’s to the obligations of the Borrower under the Loan Documents are less than or equal to CCC or Caa, respectively or if such obligations are unrated by either S&P or Moody’s.”
          (b) Section 1.01 of the Credit Agreement is hereby further amended by adding in alphabetical order the following defined terms and the corresponding definitions thereof:
     “‘Acquired Business’ means Pinnacle Sports Productions, LLC, a limited liability company organized under the laws of the State of Nebraska.”
     “‘Acquired Business Acquisition Date’ means the “Closing Date” as defined in the Acquired Business Purchase Agreement.”
     “‘Acquired Business Purchase Agreement’ means, collectively, (a) that certain Purchase Agreement dated August 29, 2006, between Parent and Paul R. Aaron and (b) that certain Purchase Agreement dated August 29, 2006, between Parent and Dale M. Jensen.”
          (c) Section 1.01 of the Credit Agreement is hereby further amended by deleting the text of clause (y) of the definition of “Capital Expenditures” appearing therein in its entirety and substituting, in lieu thereof, the following: “the capitalized portion of the purchase price payable in connection with the acquisition of the Acquired Business or any Permitted Acquisition shall not be included in Capital Expenditures.”
          (d) The definition of “EBITDA” contained in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the word “and” immediately before clause (xi) thereof and substituting, in lieu thereof, “ , ” and (ii) adding, immediately following the words “on or after the Closing Date” in clause (xi) thereof, the following: “, (xii) certain non-recurring expenses in amounts and for the periods as set forth on Schedule 1.1(a), (xiii) certain pro forma adjustments for the Acquired Business in amounts and for the periods as set forth on Schedule 1.1(b), and (xiv) non-recurring severance costs in an amount not to exceed $500,000”.
          (e) Section 1.01 of the Credit Agreement is hereby amended by deleting the text of clause (e) of the definition of “Excluded Equity Issuances” appearing therein in its entirety and substituting, in lieu thereof, the following: “any Equity Interest of the Parent issued in accordance with the terms of the Acquired Business Purchase Agreement or in connection with a Permitted Acquisition that is otherwise permitted hereunder.”

          (f) Section 5.02(c) of the Credit Agreement is hereby amended by deleting the text thereof in its entirety and substituting, in lieu thereof, the following:
“Make, or permit any of its Subsidiaries to make, any material change in the nature of its business as carried on as of the Acquired Business Acquisition Date, provided that, in any event, the Parent shall not engage in any business other than to own the Equity Interests of the Borrower and, subject to the requirements of Consent and Amendment No. 2 to this Agreement, of the Acquired Business.”
          (g) Section 5.02(q) of the Credit Agreement is hereby amended by deleting the text thereof in its entirety and substituting, in lieu thereof, the following:
“Enter, or permit any of its Subsidiaries to enter, into any arrangement for the payment of, or pay, brokers, management, advisory or similar fees, other than any such fees (i) to be paid in an aggregate amount not to exceed $250,000 per annum pursuant to the terms of the consulting agreements to be entered into in accordance with the terms of the Acquired Business Purchase Agreement or (ii) incurred in the ordinary course of business or in connection with a Permitted Acquisition, but in the case of this clause (ii), not in any case to exceed $500,000 for the term of this Agreement.”
          (h) Section 5.04 of the Credit Agreement is hereby amended, for the period from and after the Amendment No. 2 Effective Date, by deleting the chart appearing therein in its entirety and substituting, in lieu thereof, the following chart, so that from and after the Amendment No. 2 Effective Date, such chart shall read in its entirety as follows:

Fiscal Quarter	March 31	June 30	September 30	December 31
2006	7.00 : 1.00	7.00 : 1.00	6.75 : 1.00	6.75 : 1.00
2007	6.75 : 1.00	6.75 : 1.00	6.25 : 1.00	6.25 : 1.00
2008	6.25 : 1.00	5.75 : 1.00	5.25 : 1.00	5.25 : 1.00
2009	5.25 : 1.00	4.50 : 1.00	4.50 : 1.00	4.50 : 1.00
2010	4.50 : 1.00	4.50 : 1.00	4.50 : 1.00	4.50 : 1.00
          (i) Concurrently with the satisfaction of the requirements of Section 5.01(i) of the Credit Agreement, Schedule II of the Credit Agreement is hereby amended to include the Acquired Business.
          (j) Schedule 4.01(b) of the Credit Agreement is hereby amended, for the period from and after the Acquired Business Acquisition Date, by appending to such schedule an entry as follows:

Pinnacle Sports Productions, LLC	Nebraska	None	47-0796437
          (k) Schedule 4.01(c) of the Credit Agreement is hereby amended, for the period from and after the Acquired Business Acquisition Date, by appending to such schedule an entry as follows:

Pinnacle Sports Productions, LLC	Nebraska	Limited liability company interests	All	100% owned by Triple Crown Media, Inc.	None.
          (l) Schedule 4.01(z)(1) of the Credit Agreement is hereby amended, for the period from and after the Acquired Business Acquisition Date, by appending to such schedule two entries as follows:

Village Square Investments, LLC	Pinnacle Sports Productions, LLC	921 Village Square Gretna, NE 68028	Sarpy	July 31, 2011	$124,200

Village Square Investments, LLC	Pinnacle Sports Productions, LLC	Storage Unit “J” 20136 T Gate Dancer Street Elkhorn, NE 68022	Douglas	—	$8,250
          (m) Schedule 4.01(bb) of the Credit Agreement is hereby amended, for the period from and after the Acquired Business Acquisition Date, by appending to the table in Section I of such schedule an entry as follows:

29.	Pinnacle Sports Productions, LLC	Pinnacle Sports Productions	02/02/99	Registered	US	75258122
          (n) Schedule 4.01(bb) of the Credit Agreement is hereby further amended by appending to the table in Section II of such schedule three entries as follows:

Pinnacle Sports Productions, LLC	PinnacleSportsNetwork.org
Pinnacle Sports Productions, LLC	PinnacleSportsNetwork.com
Pinnacle Sports Productions, LLC	PinnacleSportsNetwork.net
          (o) Schedule 4.01(cc) of the Credit Agreement is hereby amended, for the period from and after the Acquired Business Acquisition Date, by appending to the list a heading for the Acquired Business with an entry below such heading as follows:
“Exclusive License Agreement of Certain Media Rights, Including Live Radio Broadcast Rights dated as of August 9, 2003 by and between the Board of Regents of the University of Nebraska and Pinnacle Sports Productions, L.L.C.”

          (p) The Credit Agreement is hereby amended by adding as Schedules 1.1(a) and 1.1(b) thereto Schedules I and II, respectively, attached to this Consent and Amendment No. 2.
          SECTION 3. Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Consent and Amendment No. 2, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Credit Agreement, the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Consent and Amendment No. 2. This Consent and Amendment No. 2 constitutes a “Loan Document” as defined in the Credit Agreement.
          (b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Consent and Amendment No. 2, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
          (c) The execution, delivery and effectiveness of this Consent and Amendment No. 2 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any “Lender” or the “Administrative Agent” under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
          SECTION 4. Conditions to Effectiveness. This Consent and Amendment No. 2 shall become effective as of the date first above written when, and only when, the following conditions have been satisfied (the “Amendment No. 2 Effective Date”):
          (a) Execution of Counterparts. The Administrative Agent shall have received (i) counterparts of this Consent and Amendment No. 2 executed by the Borrower, the Parent and the Required Lenders or, as to any of the Lenders, evidence satisfactory to the Administrative Agent that such Lender has executed this Consent and Amendment No. 2, and (ii) the guarantor and grantor consent attached hereto as Annex II (the “Consent”) executed by each Guarantor.
          (b) Payment of Fees and Expenses. The Borrower shall have paid (i) all out-of-pocket expenses incurred by the Agents, including the reasonable fees, charges and disbursements of Shearman & Sterling LLP as counsel for the Agents, in connection with this Consent and Amendment No. 2 and for all services related to the Credit Agreement since the last invoice date with respect thereto; (ii) for the benefit of each Lender executing this Consent and Amendment No. 2 on or before 5:00 P.M. Eastern time on September 14, 2006, a fee equal to 0.25% of the total Commitments of each such Lender; and (iii) any other fees payable to the Agents as agreed between the Agents and the Borrower.
          SECTION 5. Representations and Warranties. The Borrower and Parent represent and warrant as follows:
          (a) The representations and warranties contained in each Loan Document are true and correct in all material respects on and as of the date of such certificate as though made on and as of such date other than any such representations or warranties that, by their express terms, refer to a specific date other than the date of such certificate; and
          (b) As of the date hereof, no Default has occurred and is continuing.

          SECTION 6. Governing Law. This Consent and Amendment No. 2 shall be governed by, and construed in accordance with, the laws of the State of New York.
          SECTION 7. Execution in Counterparts. This Consent and Amendment No. 2 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Consent and Amendment No. 2 by telecopier or in PDF format via electronic mail shall be effective as delivery of an original executed counterpart of this Consent and Consent and Amendment No. 2.
          SECTION 8. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS CONSENT AND AMENDMENT NO. 2 OR ANY OF THE LOAN DOCUMENTS OR THE ACTIONS OF ANY AGENT OR ANY LENDER PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.
[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Consent and Amendment No. 2 to be executed by their officers thereunto duly authorized as of the date specified thereon.

TRIPLE CROWN MEDIA, LLC, as Borrower
By
Name:
Title:

TRIPLE CROWN MEDIA, INC., as Parent and a Guarantor
By
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent and Lender
By
Name:
Title:

Required Lenders Agreed as of the date first above written: , as a Lender (Please print or type legal name)
By
Name:
Title:

Annex I
Form of Amendments to First Lien Term Loan Facility

Annex II
GUARANTOR CONSENT
          CONSENT, dated as of September 14, 2006 (this “Consent”), to the foregoing Consent and Amendment No. 2 dated as of the date hereof (the “Amendment”) to the Second Lien Senior Secured Credit Agreement dated as of December 30, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, including by Consent and Amendment No. 1 dated May 19, 2006, the “Credit Agreement”; the terms defined therein, unless otherwise defined herein, being used herein as therein defined) among TRIPLE CROWN MEDIA, LLC, as borrower (the “Borrower”), TRIPLE CROWN MEDIA, INC. as parent and a guarantor, the several banks and other financial institutions or entities from time to time party thereto, as lenders (the “Lenders”), WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent, WACHOVIA CAPITAL MARKETS, LLC and BANC OF AMERICA SECURITIES LLC, as Joint Bookrunners and Joint Lead Arrangers, and BANK OF AMERICA, N.A., as Syndication Agent.
          Each of the undersigned, as a Guarantor under the Credit Agreement, and as a Grantor under the Security Agreement, hereby consents to the foregoing Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Amendment, the Credit Agreement, the Guaranties, the Security Agreement and each Loan Document are, and shall continue to be, in full force and effect and each is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in each Loan Document to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment.
[signature pages follow]

TRIPLE CROWN MEDIA, INC., as the Parent and a Guarantor
By
Name:
Title:

BR ACQUISITION CORP., as a Guarantor
By
Name:
Title:

BR HOLDING, INC., as a Guarantor
By
Name:
Title:

DATASOUTH COMPUTER CORPORATION, as a Guarantor
By
Name:
Title:

GRAYLINK, LLC, as a Guarantor
By
Name:
Title:

GRAY PUBLISHING, LLC, as a Guarantor
By
Name:
Title:

HOST COMMUNICATIONS, INC., as a Guarantor
By
Name:
Title:

PORTA-PHONE PAGING LICENSEE CORP., as a Guarantor
By
Name:
Title:

HOOP-IT-UP INTERNATIONAL, INC., as a Guarantor
By
Name:
Title:

CAPITAL SPORTS PROPERTIES, INC., as a Guarantor
By
Name:
Title:

Schedule I to Consent and Amendment No. 2
Schedule 1.1(a) to Credit Agreement
Certain Non-Recurring Expenses

For the Period Ending	Amount (in $1,000s)
September 30, 2006	$1,864
December 31, 2006	$1,398
March 31, 2007	$932
June 30, 2007	$466

Schedule II to Consent and Amendment No. 2
Schedule 1.1(b) to Credit Agreement
ProForma Adjustments for the Acquired Business

For the Period Ending	Amount (in $1,000s)
June 30, 2006	$458
September 30, 2006	$434
December 31, 2006	$82
March 31, 2007	$0